The GCG Trust
1001 Jefferson Street, Wilmington, DE  19801
                                                Tel:  (800) 366-0066
                                                Fax:  (302) 576-3430





October [14], 1996


Dear Shareholders of the Capital Appreciation Series of The
GCG Trust:

I am writing to share with you some very exciting changes concerning Chancellor Trust Company ("Chancellor"), which is the investment adviser of your Capital Appreciation fund within your GoldenSelect Variable Annuity Contract or Life Insurance Policy. Enclosed are proxy materials for your approval of a new Portfolio Management Agreement. The new agreement is needed because Chancellor Trust Company will soon be purchased by Liechtenstein Global Trust, AG. This new Portfolio Management Agreement would be the same as the current Portfolio Management Agreement and would become effective at the time of the acquisition.

Management of the Trust recommends that you cast your vote "FOR" the approval of the new Portfolio Management Agreement. I urge you to review the enclosed proxy statement to cast your vote, and return promptly the enclosed proxy in the postage prepaid envelope provided. If you sign, date and return the proxy but give no voting instructions, your shares will be voted at the Meeting in favor of the proposal.

Thank  you  for your attention to this matter.   Should  you
have  any  questions,  feel  free  to  contact  your  Golden
American    Life   Insurance   Company   customer    service
representative at (800) 366-0066.

                               Sincerely,



                               Terry L. Kendall
                               President
                               Chairman of the Board of
                               Trustees

                        THE GCG TRUST
              1001 Jefferson Street, Suite 400
                    Wilmington, DE 19801
                        800-366-0066

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                 CAPITAL APPRECIATION SERIES

                      October 29, 1996

To the Shareholders of the Capital Appreciation Series of The
GCG Trust:

   Notice  is  hereby  given  to the  holders  of  shares  of
beneficial   interest   (the   "Shares")   of   the   Capital
Appreciation Series of The GCG Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on October 29, 1996, at 10:00 a.m., local time, for the following purposes:
      1.To  approve a new Portfolio Management  Agreement
       (the  "New Portfolio Management Agreement")  among
       the  Trust, Directed Services, Inc. and Chancellor
       LGT  Asset  Management, Inc., which New  Portfolio
       Management   Agreement  would   be   substantively
       identical  to  the Portfolio Management  Agreement
       presently  in  effect, to be  effective  upon  the
       acquisition  by  a  wholly  owned  subsidiary   of
       Liechtenstein  Global  Trust,  AG  of   Chancellor
       Capital Management, Inc. and its subsidiaries including Chancellor Trust Company, the current Portfolio Manager to the Series; and
      2.To  transact such other business as may  properly
       come   before   the  Meeting  or  any  adjournment
       thereof.
   The Board of Trustees has fixed the close of business on September 30, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

                    By Order of the Board of Trustees

                    _________________________________
                     Myles R. Tashman, Secretary

October [14], 1996.

MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST  YOUR  VOTE
FOR THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT.

YOUR   VOTE  IS  IMPORTANT!   PLEASE  INDICATE  YOUR  VOTING
INSTRUCTIONS  ON THE ENCLOSED PROXY, DATE AND SIGN  IT,  AND
RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF  YOU  SIGN, DATE AND RETURN THE PROXY BUT GIVE NO  VOTING
INSTRUCTIONS,  YOUR SHARES WILL BE VOTED  IN  FAVOR  OF  THE
PROPOSAL NOTICED ABOVE.

                        THE GCG TRUST
              1001 Jefferson Street, Suite 400
                    Wilmington, DE 19801
                        800-366-0066

                       PROXY STATEMENT

           Special Meeting of Shareholders of the
                 Capital Appreciation Series

                      October 29, 1996

   This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of The GCG Trust (the "Trust"), a Massachusetts business trust, of proxies to be voted at a Special Meeting of the Shareholders of the Trust, and at any and all adjournments thereof (the "Meeting"), to be held at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, 19801, on October 29, 1996, at 10:00 a.m. local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is October [14], 1996.
   The Board has fixed the close of business on September 30, 1996, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Capital Appreciation Series of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.
   The Board of Trustees of the Trust is soliciting shareholder votes on a proposal affecting only one portfolio, the Capital Appreciation Series (the "Series"). Shareholders of the Series only are being requested to vote on this proposal to approve a new Portfolio Management Agreement (the "New Portfolio Management Agreement") among the Trust, Directed Services, Inc. ("DSI") and Chancellor
LGT Asset Management, Inc. ("Chancellor LGT"), which New Portfolio Management Agreement would be substantively identical to the current portfolio management agreement presently in effect (the "current Portfolio Management Agreement"), to be effective upon the acquisition by a wholly owned subsidiary of Liechtenstein Global Trust, AG ("LGT") of Chancellor Capital Management, Inc. ("CCMI") and its subsidiaries including Chancellor Trust Company ("Chancellor"), the current Portfolio Manager to the Series (the "Transaction").
   The Series is one of fifteen (15) operational portfolios of the Trust. The Shares of the Series currently are offered to separate accounts of an affiliated insurance company, Golden American Life Insurance Company ("Golden American"), to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts") issued by Golden American. These separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with the Investment Company Act of 1940 (the "1940 Act"), it is expected that Golden American, issuing a Variable Contract funded by a registered separate account that participates in the Trust, will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote Shares or other voting interests in the separate account in proportion to the voting instructions received. Golden American is required to vote Shares of the Series held by its registered separate accounts in accordance with instructions received from Variable Contract Owners. Golden American is also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by Golden American in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and at any adjournment thereof, will be determined as of the Record Date for the Meeting. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Golden American or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by CCMI.
   Voting. Shares which represent interests in the Series are being asked to vote on a matter, which pertains only to that Series, identified as the Proposal, and as appropriate, any other business which may properly come before the Meeting. The voting requirement for approval of this and any other proposal requires a vote of the "majority of the outstanding voting securities" of the Series which means the lesser of: (i) 67% or more of the shares of the Series entitled to vote thereon present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Series.
   If the New Portfolio Management Agreement is approved by a majority vote of the outstanding shares of the Series, it will take effect concurrently with the completion of the Transaction. If the Transaction is not completed, Chancellor will continue to serve as Portfolio Manager to the Series under the terms of the current Portfolio Management Agreement. If the Shareholders of the Series should fail to approve the New Portfolio Management Agreement, the Board of Trustees determine the appropriate action to take.
   In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders based on a consideration of all relevant factors including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on the Proposal prior to any adjournment if sufficient votes have been received for approval of that proposal.
   The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were participating insurance companies. Since participating insurance companies are the legal owners of the Shares, attendance by the participating insurance companies at the meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.
   The Trust knows of no items of business other than the Proposal mentioned in the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

Background Information
   Pursuant to a Stock Purchase Agreement, dated as of July 23, 1996 (the "Stock Purchase Agreement"), Chancellor Partners, L.P. and United States Fidelity and Guaranty Company have agreed to sell all of the equity securities of CCMI to a wholly owned subsidiary of LGT (the "Transaction"). CCMI is the corporate parent of Chancellor. Immediately after the closing under the Stock Purchase Agreement, CCMI will merge with LGT Asset Management, Inc. ("LGTAM"), another wholly owned subsidiary of LGT. The surviving company of that merger will operate under the name of Chancellor LGT Asset Management ("Chancellor LGT") and will serve as the North American institutional investment management adviser of LGT. It is also contemplated that on or prior to the closing under the Stock Purchase Agreement, Chancellor will adopt a plan of liquidation pursuant to which accounts previously managed by Chancellor, including the Series, will be transitioned to Chancellor LGT.
   Section  15(f)  of  the  1940 Act  permits  the  sale  of
controlling  interests  in  an  investment  adviser  to   an
investment company to occur, including receipt by the investment adviser or any of its affiliated persons of an amount or benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interests, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden", as defined in the 1940 Act, includes any arrangement during the two-year period after any such transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and any other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). Management of the Trust is aware of no circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on the Trust.
   Accordingly, Shareholders of the Series are being asked to approve the New Portfolio Management Agreement to take effect following the closing under the Stock Purchase Agreement and the completion of the related transactions described previously. The closing under the Stock Purchase Agreement is scheduled to occur on or about October 31, 1996. The New Portfolio Management Agreement will not be executed and the current Portfolio Management Agreement will remain in effect, unless and until the closing occurs under the Stock Purchase Agreement.
   Chancellor has advised DSI and DSI has advised the Board of Trustees that no material changes in the investment philosophy, policies or strategies are contemplated and that the consummation of the Transaction will not materially affect the level or quality of advisory services provided to the Series. After the consummation of the Transaction, Chancellor LGT will operate Chancellor's office in New York, New York. Chancellor has advised DSI, and DSI has advised the Board of Trustees, that the same persons who are presently responsible for the investment strategies of the Series are expected to continue to direct the investment strategies of the Series following the consummation of the Transaction.
   It is contemplated that following the completion of the Transaction, CCMI's senior management team will continue to have key roles in Chancellor LGT. Specifically, Warren Shaw, Chief Executive Officer and Chief Investment Officer, will continue to serve in that capacity at Chancellor LGT. Penny Zuckerwise, CCMI's President and Chief Operating Officer, will continue in that role with Chancellor LGT. One change that will be made upon completion of the Transaction is that David Minella, President of LGTAM, will be named Chairman of Chancellor LGT, succeeding Robert Wade, who has led CCMI for over 11 years. Mr. Wade will continue to play a significant role in the organization going forward, serving as an ongoing advisor to the senior management team at Chancellor LGT.

Information about LGTAM and LGT
   LGTAM and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of LGTAM are located at 50 California Street, 27th Floor, San Francisco, California 94111. In addition to the resources of its San Francisco office, LGTAM uses the expertise, personnel, data and systems of other offices of LGT, including investment offices in London, Hong Kong, Tokyo, Singapore, Sydney and Frankfurt.
   LGTAM and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank of Liechtenstein, comprise LGT. LGT is a provider of global asset management and private banking products and services to individual and institutional investors. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.
   As of June 1, 1996, LGTAM and its worldwide asset management affiliates managed or administered approximately $27 billion, of which approximately $17 billion consisted of GT Global Mutual Funds. As of June 1, 1996, assets under management by LGT Bank in Liechtenstein exceeded $20 billion. As of June 1, 1996, assets entrusted to LGT totaled approximately $47 billion.
   The principal executive officers and directors of LGTAM are listed following. The business address of each such person is 50 California Street, 27th Floor, San Francisco, California 94111.
   David A. Minella, age 43, has been a director and President of LGTAM since 1989. In addition, Mr. Minella has been a director of LGT (holding company of the various international LGT companies) since 1990; President of the
LGT Asset Management Division ("AMD"), a division of LGT since 1995; Director and President of LGT Asset Management Holdings, Inc. since 1988; Director of GT Global, Inc. ("GT Global") since 1987 and President of GT Global from 1987 to 1995; Director of GT Global Investor Services, Inc. ("GT Services") since 1990; President of GT Services from 1990 to 1995; Director of G.T. Global Insurance Agency, Inc. ("G.T. Insurance") since 1992; and President of G.T. Insurance from 1992 to 1995. Mr. Minella is also a director or Trustee of each investment company registered under the 1940 Act that is managed or administered by LGTAM.
   Helge K. Lee, age 50, has been Senior Vice President, General Counsel and Secretary of LGT Asset Management Holdings, Inc., LGTAM, GT Global, GT Services and G.T.
Insurance since 1996. Mr. Lee was the Senior Vice President, General Counsel and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong Funds from October, 1991 through May, 1994. For more than five years prior to October 1991, he was a shareholder in the law firm of Godfrey & Kahn, S.C., Milwaukee, WI.
   F. Christian Wignall, age 40, has been a Director of LGT Asset Management Holdings, Inc. since 1989; Senior Vice President, Chief Investment Officer - Global Equities and a Director of LGTAM since 1987; and Chairman of the Investment Policy Committee of the affiliated international G.T. companies since 1990.
   James R. Tufts, age 38, has been President of GT Services since 1995. From 1994 to 1995, he was Senior Vice President - Finance and Administration of GT Global, GT Services and G.T. Insurance. He has also served as Senior Vice President - Finance and Administration of LGT Asset Management Holdings, Inc. and LGTAM since 1994. From 1990 to 1994, Mr. Tufts was Senior Vice President - Finance of LGTAM, GT Global and GT Services. Mr. Tufts was Vice President - Finance of G.T. Insurance from 1992 to 1994. He has served as a Director of LGTAM, GT Global and GT Services since 1991.
   John G. Greenwood, age 49, has been a Director, Chairman and Chief Economist of LGTAM since 1994. For more than five years prior to 1994, Mr. Greenwood was Chief Economist at LGT Asset Management Ltd. (Hong Kong).
   Earle A. Malm II, age 47, has been a Director of LGTAM since 1994 and a Senior Vice President - Institutional Marketing of LGTAM since 1990.
   Soraya M. Betterton, age 34, has been a Director of LGTAM since 1994. Ms. Betterton also has been a portfolio manager of LGTAM since 1986, and an investment analyst from 1984 to 1986.
   Kenneth R. Chancey, age 50, has been Vice President - Mutual Fund Accounting at LGTAM since 1992. Mr. Chancey was Vice President of Putnam Fiduciary Trust Company from 1989 to 1992.
   Peter R. Guarino, age 38, has been Secretary of LGT Asset Management Holdings, Inc., LGTAM, GT Global, GT Services and G.T. Insurance since February, 1996. Mr. Guarino has been Assistant General Counsel of LGTAM, GT Global and GT Services since 1991, and Assistant General Counsel of G.T. Insurance since 1992. From 1989 to 1991, Mr. Guarino was an attorney at The Dreyfus Corporation.
   David J. Thelander, age 40, has been Vice President of LGT Asset Management Holdings, Inc., LGTAM, GT Global, GT Services, and G.T. Insurance since February, 1996. Mr.
Thelander has been an Assistant General Counsel of LGTAM since January, 1995. Mr. Thelander was an associate at the law firm of Kirkpatrick & Lockhart LLP from 1993 to 1994. Prior to that, he was an attorney with the U.S. Securities and Exchange Commission.

Information about Chancellor
   Chancellor, with offices at 1166 Avenue of the Americas, New York, New York 10036, is a New York State chartered limited purpose trust company. Chancellor is a wholly owned subsidiary of CCMI, which is owned 55.5% on a fully diluted basis by Chancellor Partners, L.P. (the "Partnership"). Chancellor Partners, Inc. is the General Partner of the Partnership and a group of employees of CCMI are the limited partners of the Partnership. Robert G. Wade, Jr. is the President and sole stockholder of Chancellor Partners, Inc. USF&G Investment Management Group, Inc. owns convertible exchangeable preferred stock in CCMI, representing the remaining 44.5% ownership interest on a fully diluted basis.
   Chancellor does not serve as investment adviser to any other investment companies with investment objectives and policies similar to those of the Series. Nevertheless, in addition to advising the Series, Chancellor has provided investment advisory services to CIM High Yield Securities, PACE Large Company Growth Investments Portfolio and to individual and institutional clients, including a variety of separately managed accounts and an investment fund in a commingled employee benefit trust which have similar investment objectives to those of the Series. As of August 31, 1996, Chancellor and its affiliates had approximately $32.5 billion in assets under management.
   Upon completion of the Transaction, Chancellor will be a wholly owned subsidiary of Chancellor LGT. As noted previously, it is contemplated that on or prior to the closing under the Stock Purchase Agreement, Chancellor will adopt a plan of liquidation pursuant to which accounts managed by it, including the Series, will be transitioned to Chancellor LGT. Accordingly, as further described previously, it is proposed that Chancellor LGT will serve as Portfolio Manager under the New Portfolio Management Agreement.
   The principal executive officer and directors of Chancellor are listed following. The business address of each such person, unless otherwise indicated, is 1166 Avenue of the Americas, New York, New York 10036.

   Name and Position with
   Chancellor                               Principal Occupation
   ----------------------                   --------------------
   Robert G. Wade, Jr.                      Chairman of the Board, CCMI
     Chairman of the Board and Director
   Warren Shaw                              Chief Executive Officer, Chief Investment
     Chief Executive Officer, Chief          Officer and Director, CCMI
     Investment Officer and Director
   Penny Zuckerwise                         President, Chief Operating Officer and
     President, Chief Operating Officer         Director, CCMI
     and Director
   Richard Collins                          Managing Director, CCMI
     Managing Director
   John Ivers                               Managing Director, CCMI
     Managing Director and Director
   Margaret Riley                           Managing Director, CCMI
     Managing Director and Director
   Edward Smith                             Managing Director, CCMI
     Managing Director and Director
   Karen Southard                           Managing Director, CCMI
     Managing Director and Director
   Ted Ujazdowski                           Managing Director, CCMI
     Managing Director
   Charles Wetzel                           Managing Director, CCMI
     Managing Director and Director
   John Sweeney                             Chief Investment Officer, USF&G Corporation,
     Director                               100 Light Street, Baltimore, MD 21202
   Dan Hale                                 Executive Vice President, USF&G Corporation,
     Director                               100 Light Street, Baltimore, MD 21202

   Chancellor manages the assets of the Series pursuant to the current Portfolio Management Agreement dated August 13, 1996, among the Trust, DSI, and Chancellor. Prior to August 13, 1996, Chancellor managed the assets of the Series pursuant to a previous Portfolio Management Agreement dated September 30, 1992, and Addenda dated October 1, 1993, and April 30, 1995, among the Trust, DSI, and Chancellor. The current Portfolio Management Agreement was last approved by the Board of Trustees on June 10, 1996. The current Portfolio Management Agreement is substantively identical to the previous Portfolio Management Agreement, together with its Addenda, and was approved by Shareholders of the Series at a meeting held on August 29, 1996, and was submitted to Shareholders for the sole purpose of requesting approval of a change in control of DSI.

                          PROPOSAL
      APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
        AMONG THE TRUST, DIRECTED SERVICES, INC. AND
            CHANCELLOR LGT ASSET MANAGEMENT, INC.

   Consummation of the Transaction will result in a change of control of Chancellor and may operate to terminate automatically the current Portfolio Management Agreement. In order for the management of the Series to continue uninterrupted after the Transaction, Shareholder approval of the New Portfolio Management Agreement is being sought.
   The current Portfolio Management Agreement requires Chancellor to provide, subject to supervision of the Trust's Board of Trustees and DSI, a continuous investment program for the Series' portfolio and to determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The current Portfolio Management Agreement requires Chancellor to provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, all in accordance with the Series' investment objectives and policies. Under the New Portfolio Management Agreement, all services and responsibilities of the Portfolio Manager would continue.
   Pursuant to the current Portfolio Management Agreement, Chancellor is not subject to liability for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement. Under the New Portfolio Management Agreement, the same responsibilities will be imposed on the Portfolio Manager.
   The current Portfolio Management Agreement provides that it will terminate automatically in the event of its "assignment," as that term is described in the 1940 Act. In addition, the agreement may be terminated by DSI or by Chancellor upon 60 days' written notice to the other parties, and by the Trust upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding shares of the Series, upon 60 days' written notice to DSI or the Portfolio Manager.
   For the services provided by Chancellor pursuant to the current Portfolio Management Agreement, DSI, and not the Trust, pays a monthly fee at an annual rate of 0.50%, which is expressed as a percentage of the value of the average daily net assets of the Series. Under the New Portfolio Management Agreement, the schedule of compensation payable to the Portfolio Manager will not change.
   For the year ended December 31, 1995, fees paid by DSI to Chancellor for its services to the Series under the previous portfolio management agreement, which was in effect through August 13, 1996, and was substantively identical to the current Portfolio Management Agreement, were $559,368. For the period from January 1, 1996 through [August 31], 1996, fees paid by DSI to Chancellor for its services to the Series under the previous and current portfolio management agreements were $[___________].
   The New Portfolio Management Agreement will be among the Trust, DSI and Chancellor LGT. At the September 17, 1996 meeting of the Board of Trustees, the New Portfolio Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not interested parties to the New Portfolio Management Agreement or interested persons of DSI or Chancellor. The New Portfolio Management Agreement with Chancellor LGT is included as Exhibit A.
   The New Portfolio Management Agreement for the Series as approved by the Board of Trustees is submitted for approval by the Shareholders of the Series. If approved by the vote of a majority of the outstanding shares of the Series, the New Portfolio Management Agreement will take effect upon the closing of the Transaction and will continue in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.
   The terms of the New Portfolio Management Agreement are identical in all material respects, including the rate of fees payable to Chancellor LGT, to the terms of the current Portfolio Management Agreement.

The Trustees' Evaluation and Recommendation
   The Board of Trustees, including the Trustees who are not interested persons of DSI or Chancellor, has determined that, by approving the New Portfolio Management Agreement on behalf of the Trust, the Trust can best assure itself that the services currently provided by Chancellor will continue after the Transaction without interruption. The Board has determined that, as with the current Portfolio Management Agreement, the New Portfolio Management Agreement will enable the Trust to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders.
   In evaluating the New Portfolio Management Agreement, the Board considered the terms of the New Portfolio Management Agreement and took into account that, except for the name and corporate structure of the Portfolio Manager and the dates of execution, effectiveness and termination, there are no differences between the terms and conditions of the Trust's current Portfolio Management Agreement and the New Portfolio Management Agreement, including the terms relating to the services to be provided thereunder and the fees payable by DSI (not the Trust).
   In determining whether or not it was appropriate to approve the New Portfolio Management Agreement for the Series and to recommend approval to Shareholders, the Board of Trustees, including the Trustees who are not interested persons of DSI or Chancellor, considered various matters and materials provided by DSI and Chancellor. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received from DSI (not the Trust) by Chancellor LGT for its investment advisory services and the fairness and reasonableness of such compensation, and that the fee under the New Portfolio Management Agreement is the same as that under the current Portfolio Management Agreement; (2) the nature and the quality of the investment advisory services expected to be rendered under the New Portfolio Management Agreement; (3) the possible effects of the Transaction upon the Series and Chancellor's organization, and upon the ability of Chancellor LGT to provide advisory services to the Series;
(4) the background and prior experience of LGTAM; (5) the financial condition of Chancellor and LGT.
   The standards used by the Board in its evaluation were reviewed by the Trust's legal counsel. In light of the circumstances, the Trustees concluded that the terms of the New Portfolio Management Agreement are fair and reasonable.
   Accordingly, the Board of Trustees, including the Trustees who are not interested persons of any party to the New Portfolio Management Agreement, recommends the approval of the New Portfolio Management Agreement among the Trust, DSI and Chancellor LGT.

                   ADDITIONAL INFORMATION

Outstanding Shares
   As  of  the  Record  Date, there were  the  9,191,494.715
Shares of the Series outstanding.

Shareholders of the Series
   As  of  the Record Date, the following persons were known
to  the Trust to be the beneficial owner of more than 5%  of the Shares of the Series:
   Name and Address                         %
   of Beneficial Owner        Shares      of Shares
                              Held



Officers of the Trust
   The principal executive officers of the Trust and their ages and principal occupations are set forth following. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified.
   Terry L. Kendall, age 50, serves as Chairman of the Board and President of the Trust. Additionally, Mr. Kendall is Director, President and Chief Executive Officer, Golden American since 1993; President, Director, and Chief Executive Officer, EIC Variable, Inc. since 1993; Chairman of the Board and President of Separate Account D of Golden American ("Separate Account D") since 1993; Executive Vice President, Equitable Life Insurance Company of Iowa ("Equitable Life"); formerly Managing Director, Bankers Trust Company (1993-1996); and President and Chief Executive Officer, United Pacific Life Insurance Company (1983-1993).
   Barnett Chernow, age 46, serves as Vice President of the Trust. Additionally, Mr. Chernow is Executive Vice President, Golden American, October 1993 to present; Executive Vice President, Directed Services, Inc., October 1993 to present; Executive Vice President, EIC Variable, Inc., October 1993 to present; Vice President, Equitable
Life; formerly, Senior Vice President and Chief Financial Officer, Reliance Insurance Company, August 1977 to July 1993.
   Myles R. Tashman, age 53, serves as Secretary of the Trust. Additionally, he is Executive Vice President and Secretary, Golden American since 1993 and General Counsel since July, 1996; Executive Vice President and Secretary, DSI since 1993 and General Counsel since July, 1996;
Executive Vice President, EIC Variable; Secretary of Separate Account D; Assistant Secretary, Equitable Life; formerly, Senior Vice President and General Counsel, United Pacific Life Insurance Company (1986-1993).
   Mary Bea Wilkinson, age 40, serves as Treasurer of the Trust. Additionally, she is Senior Vice President, Golden American, November 1993 to present; President, DSI, January 1995 to present; Senior Vice President, EIC Variable, November 1993 to present; Assistant Vice President, CIGNA Insurance Companies, August 1993 to October 1993; various positions with United Pacific Life Insurance Company,
January  1987  to  July  1993, and was  Vice  President  and
Controller upon  leaving.

Distributor
   Shares of the Trust are distributed through Directed Services, Inc. (the "Distributor"). The Distributor's address is 1001 Jefferson Street, Suite 400, Wilmington, DE 19801. The Distributor is a registered broker-dealer and a member of the NASD and acts as Distributor without remuneration from the Trust.

Adjournment
   In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting are not received by the time scheduled for Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action the proposal, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor the proposal. They will vote against any such adjournment those Proxies required to be voted against the proposal. None of the costs of any additional solicitation and of any adjourned session will be borne by the Trust. If the proposal receives sufficient favorable votes by the time of the Meeting, the proposal will be acted upon and such action will be final.

Annual Report
   The Trust's 1995 Annual Report to Shareholders was mailed on or about February 26, 1996, and the Trust's 1996 SemiAnnual Report to Shareholders was mailed on or about August [23], 1996. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF THE ANNUAL OR SEMIANNUAL REPORT, EACH CAN BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066.

Costs of Solicitation
   The costs associated with the Meeting will be paid by CCMI. Neither the Trust nor its Shareholders will bear any costs associated with this meeting.

Other Business
   The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.

Shareholder Proposals
   Pursuant to the applicable laws of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 1997 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.
   Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.

                            By Order of the Board of Trustees


October [14], 1996
                            ____________________________
                             Myles R. Tashman, Secretary

Wilmington, Delaware

                         SCHEDULE A

   The  Series of The GCG Trust, as described in  Section  1
of the attached Portfolio Management Agreement, to which Chancellor LGT Asset Management, Inc. shall act as Portfolio
Manager is as follows:

   Capital Appreciation Series

                         SCHEDULE B

             COMPENSATION FOR SERVICES TO SERIES

   For the services provided by Chancellor LGT Asset Management, Inc. ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series.

      Series                         Rate
      ------                         ----
      Capital Appreciation           0.50%

                      VOTING INSTRUCTION/PROXY
                            THE GCG TRUST
     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as a "Contract") issued by Golden American Life Insurance Company ("Golden American") and funded by a separate account of Golden American hereby instructs Golden American on behalf of the pertinent separate account to vote the shares of the Capital Appreciation Series of The GCG Trust (the "Trust") attributable to his or her Contract at the Meeting of Shareholders of the Trust to be held on October [29], 1996, at 10:00 a.m., EDT, at 1001 Jefferson Street, Suite 400, Wilmington, Delaware, and at any adjournment thereof, in the manner directed below with respect to the matter referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in Golden American's discretion, upon such other matters as may properly come before the Meeting or any adjournment thereof.

      This proxy is solicited on behalf of the Board of Trustees of the Trust. The Board of Trustees of the Trust recommends that you vote FOR the following proposal. The costs associated with the Meeting will be paid by Chancellor Capital Management, Inc. ("CCMI"). Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.

     To approve   a    new    Portfolio      For      Again    Abstain
     Management  Agreement  among   the
     Trust  on  behalf of  the  Capital
     Appreciation   Series,    Directed
     Services, Inc. and Chancellor  LGT
     Asset  Management,  Inc.,  to   be
     effective upon the acquisition  by      ---       ---       ---
     a   wholly  owned  subsidiary   of
     Liechtenstein Global Trust, AG  of
     CCMI    and    its    subsidiaries
     including     Chancellor     Trust
     Company.



      This voting instruction will be voted as specified. If NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned properly executed, such votes will be cast by Golden American on behalf of the pertinent separate account in the same proportion as it votes shares held by the separate account for which it has received instructions from contract owners participating in the Capital Appreciation Series.


PLEASE VOTE, SIGN EXACTLY AS LISTED BELOW AND DATE THIS VOTING INSTRUCTION AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT:
Joint Owners must EACH sign. Trustees and others signing in a representative capacity should so indicate.


                                Dated:    _________________, 1996


                                _________________________________


                                _________________________________
                                Signature(s) of Contract Owner(s)